UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July 29, 2013

EHEALTH, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33071	56-2357876
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

440 EAST MIDDLEFIELD ROAD

MOUNTAIN VIEW, CALIFORNIA 94043

(Address of principal executive offices) (Zip Code)

(650) 584-2700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

Agreement with the Centers for Medicare & Medicaid Services

On July 29, 2013, eHealth, Inc. (the “Company”) (through its subsidiary eHealthInsurance Services, Inc.) and the Centers for Medicare and Medicaid Services entered into an “Agreement Between Web-Broker and the Center for Medicare and Medicaid Services for the Federally-Facilitated Exchange Individual Market” (the “CMS Agreement”). CMS is the government agency that is responsible for the management and oversight of the Federally-facilitated Exchange (“FFE”) created under the Patient Protection and Affordable Care Act of 2010, as amended (the “Affordable Care Act”).

Under the Affordable Care Act, each state in the United States is required to create a government-run health insurance exchange through which individuals may among other things (i) enroll in health care coverage under a qualified health plan (“QHP”); and (ii) apply for advance payments of premium tax credits and cost-sharing reductions for QHPs (hereinafter, “subsidies”). In order for an individual to receive a subsidy, the individual must enroll in a QHP through the government-run exchange. In the event a state determines not to establish a health insurance exchange, or the state’s health insurance exchange will not be ready in time for the first open enrollment period under health care reform for the purchase of QHPs beginning October 1, 2013 and ending March 31, 2014, CMS is permitted to operate the FFE as the health insurance exchange for that state. Under the Affordable Care Act, a state may permit health insurance agents such as the Company to enroll individuals into QHPs through the health insurance exchange.

Pursuant to regulations issued by the Department of Health and Human Services, an agent or broker that desires to enroll individuals into qualified health plans through a government-run health insurance exchange, including the FFE, must meet several conditions and requirements, including additional conditions and requirements if the website of the agent or broker is used to complete QHP selection. The Company’s entering into the CMS Agreement is a step toward the Company being permitted to enroll individuals into QHPs through the FFE as a health insurance agent that uses its internet website to assist individuals in QHP selection and enrollment, or a “WBE.” Provided that the Company satisfies the terms and conditions of the CMS Agreement, the CMS Agreement permits the Company to (i) receive certain personally identifiable information held in the health insurance exchange program; (ii) gain access to business and technical services provided by CMS that would enable the Company to establish a secure connection to the federal government data hub for the transmission of qualified health plan and subsidy eligibility and enrollment information; and (iii) create, collect, disclose, access, maintain, store and use personally identifiable information from CMS and individuals who are eligible for, enrolled in or seeking information regarding QHPs. The CMS Agreement defines the set of information that the Company may create, collect, disclose, access, maintain, store and use and places restrictions on the Company’s use and disclosure of such information. Moreover, the agreement contains privacy and security standards and implementation specifications that the Company must meet in order to have access, and continue to have access, to the information necessary to enroll individuals into QHPs through the FFE and to assist individuals in applying for subsidies. The term of the CMS Agreement ends on September 30, 2014, after which the agreement may be renewed for a subsequent period subject to CMS’ discretion. In addition, the CMS Agreement may be terminated for convenience upon thirty (30) day’s prior written notice by either the Company or CMS and may be terminated by CMS upon notice in connection with certain material breaches of the agreement. Moreover, CMS may amend the CMS Agreement upon 30-day’s notice to reflect changes in applicable law or regulations.

While the Company’s entry into the CMS Agreement is a step toward it being permitted to use its internet technology platform to enroll individuals into qualified health plans as a WBE and assist individuals in applying for subsidies through the FFE, it is only one part of that effort. The Company also must satisfy several other requirements, including requirements relating to disclosure and display of information; compliance with comprehensive privacy and security rules and standards; entry into an additional unpublished agreement(s) with CMS applicable to agents and brokers; and compliance with additional laws and regulations (some of which have not yet been issued or finalized). Moreover, individual states participating in the FFE may determine not to allow agents and brokers such as the Company to enroll individuals in QHPs through the FFE.

The foregoing description of the terms of the CMS Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the CMS Agreement, a copy of which is attached hereto as Exhibit 99.1. In addition, the discussion of aspects of the Affordable Care Act and related regulations are merely summaries of aspects of complex laws and do not purport to be complete summaries.

On July 31, 2013, the Company issued a press release relating to the CMS Agreement. A copy of the press release is attached hereto as Exhibit 99.2.

This Current Report on Form 8-K contains forward-looking statements about the Affordable Care Act and related regulations. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, including, but not limited to, permission for health insurance agents such as the Company to enroll individuals into QHPs so that the individuals may receive a subsidy, the Company’s ability to enroll individuals in QHPs through the FFE, the government’s readiness to allow enrollment from the Company through the FFE and the Company’s ability to timely meet the applicable requirements. Other risks and uncertainties that can affect actual results are included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the year ended December 31, 2012 and our most recent Quarterly Report on Form 10-Q, which are on file with the SEC and are available on the investor relations page of the Company’s website at http://www.ehealthinsurance.com and on the Securities and Exchange Commission’s website at www.sec.gov. All information provided in this Current Report on Form 8-K is as of July 31, 2013, and we undertake no duty to update this information unless required by law.

The information in Item 7.01 of this Current Report on Form 8-K and the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Except as shall be expressly set forth by specific reference in such filing, the information contained herein and in the accompanying exhibits shall not be incorporated by reference into any filing with the Securities and Exchange Commission made by the company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

99.1	Agreement between Web-Broker Entity and the Centers for Medicare & Medicaid Services for the Federally-Facilitated Exchange Individual Market entered into as of July 29, 2013, between eHealthInsurance Services, Inc. and the Center for Medicare & Medicaid Services

99.2	Press Release of eHealth, Inc. dated July 31, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 31, 2013	/s/ Stuart M. Huizinga

Stuart M. Huizinga
Chief Financial Officer
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description

99.1	Agreement between Web-Broker Entity and the Centers for Medicare & Medicaid Services for the Federally-Facilitated Exchange Individual Market entered into as of July 29, 2013, between eHealthInsurance Services, Inc. and the Center for Medicare & Medicaid Services

99.2	Press Release of eHealth, Inc. dated July 31, 2013